UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2026

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1360 Post Oak Blvd, Suite 100, Houston, Texas 77056

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Stewart Information Services Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Only stockholders of record as of the close of business on March 9, 2026 were entitled to vote at the 2026 Annual Meeting. As of March 9, 2026, 30,502,735 shares of the Company’s Common Stock were outstanding and entitled to vote at the 2026 Annual Meeting. At the 2026 Annual Meeting, 26,970,271 shares of Common Stock were represented, in person or by proxy, constituting a quorum for the meeting.

The following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2026, were before the meeting, and they received the following votes:

Proposal 1: Election of Ten Directors to Serve until the 2027 Annual Meeting. The following individuals were elected to serve as directors of the Company:

	For	Against	Abstentions	Broker Non-Votes
Thomas G. Apel	24,556,728	479,156	9,488	1,924,899
C. Allen Bradley, Jr.	24,616,792	419,078	9,501	1,924,899
Robert L. Clarke	24,497,879	537,991	9,501	1,924,899
William S. Corey, Jr.	24,854,411	181,442	9,518	1,924,899
Frederick H. Eppinger, Jr.	24,754,228	281,743	9,391	1,924,899
Deborah J. Matz	24,761,870	270,153	13,348	1,924,899
Matthew W. Morris	24,814,292	220,697	10,382	1,924,899
Karen R. Pallotta	24,660,844	371,159	13,367	1,924,899
Manolo Sanchez	24,759,622	271,944	13,805	1,924,899
Helen Vaid	24,847,851	184,661	12,859	1,924,899

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstentions	Broker Non- Votes
24,641,639	387,384	16,348	1,924,899

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2026. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions	Broker Non- Votes
26,650,612	231,338	88,321	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/s/ Elizabeth K. Giddens
Elizabeth K. Giddens, Chief Legal Officer and Corporate Secretary

Date: May 11, 2026